© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Investor Presentation EXHIBIT 99.1

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 2 Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward- looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: weakness or a decline in the U.S. economy, in particular in New Jersey, the New York City metropolitan area (including Long Island) and Florida; unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities; less than expected cost savings from the prepayment or maturity of long-term borrowings from 2015 to 2018; less than expected cost savings from Valley's Branch Efficiency and Cost Reduction Plans in 2016 and 2017; claims and litigation pertaining to fiduciary responsibility, contractual issues, environmental laws and other matters; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements); higher than expected loan losses within one or more segments of our loan portfolio; declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments or other factors; unanticipated credit deterioration in our loan portfolio; lower than expected cash flows from purchased credit-impaired loans; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; a decline in real estate values within our market areas; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; future goodwill impairment due to changes in our business, changes in market conditions, or other factors; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; failure to complete the merger of CNLBancshares, Inc. (“CNLBancshares”) with Valley in the proposed timeframe; the inability to realize expected revenue synergies from the proposed CNLBancshares merger or the recent 1st United Bancorp, Inc. (“1st United”) merger in the amounts or in the timeframe anticipated; costs or difficulties relating to CNLBancshares integration matters might be greater than expected; inability to retain customers and employees, including those of CNLBancshares and 1st United; and other unexpected material adverse changes in our operations or earnings. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp • Traded on the New York Stock Exchange (NYSE: VLY) • Regional Bank Holding Company • Headquartered in Wayne, New Jersey • Founded in 1927 • 2,846 Total Employees(1) Financial Highlights September 30, 2015 September 30, 2014 Assets $19.6 billion $16.7 billion Interest Earning Assets(2) $17.6 billion $14.8 billion Loans $15.0 billion $12.2 billion Deposits $14.5 billion $11.9 billion Shareholders’ Equity $2.0 billion $1.6 billion Corporate Profile 3 Branches 214 ATMs 238 Overview of Valley National Bancorp (1)Total employees reflects the full-time equivalent for the quarter ended September 30, 2015 (2)Average interest earning assets for the quarter ended September 30, 2015 and 2014

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp • Focus on credit quality • Measured growth strategies • Never had a losing quarter • Heavily populated footprint • Strong customer service • Experienced senior and executive management • Experienced commercial lender • Large percentage of retail ownership – Long-term investment approach – Focus on cash dividends • Large insider ownership, family members, retired employees and retired directors • Approximately 253 institutional holders or 55% of all shares held* Our Approach 4 *SNL Financial as of 10/30/2015

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. • Maintain a commercial banking franchise with a diversified balance sheet • Focus on expanding current geographic footprint • 3 of the best markets on East Coast • Initial entrée (end of year 2014) into Florida proved successful Strategic Vision 5 Valley in 2017 NJ NY FL Management’s Vision Asset Size: ~$25 Billion Footprint: NJ/NY/FL Organic / Acquisitions

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp 193 Branches New Jersey & New York Franchise NJ 67% NY 21% Loans NJ 65% NY 24% Deposits 6 16 Counties Demographic Overview NJ Core Market(1) New York City(2) Long Island U.S.A. Avg. Pop. / Sq. Mile 5,943 40,080 3,123 89 Avg. Income / Household $95,598 $83,900 $114,414 $71,320 Avg. Deposits / Branch $101,972 $668,345 $124,563 $106,264 VLY Deposits $8.2 billion $2.3 billion $1.0 billion $14.5 billion VLY Deposit Market Share 5.93% 0.22% 0.87% 0.15% (1)NJ Core Market includes Passaic, Morris, Hudson, Essex and Bergen Counties (2)New York City includes Brooklyn, Queens and Manhattan; Demographic data only available for 2014

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Pro Forma Florida Franchise(1) FL 14% Loans FL 17% Deposits 7 36 Branches 14 Counties NY/NJ 87% NY/NJ 90% Demographic Overview Central Tampa(2) Central Orlando(3) Southeast(4) Florida Avg. Pop. / Sq. Mile 2,343 415 1,458 352 Avg. Income / Household $61,996 $62,028 $64,147 $57,014 Avg. Deposits / Branch $102,959 $65,741 $139,023 $93,768 VLY Deposits(3) $0.1 billion $0.5 billion $1.4 billion $2.5 billion VLY Deposit Market Share 0.20% 1.30% 0.66% 0.61% (2)Central Tampa includes Pinellas and Hillsborough Counties (3)Central Orlando includes Orange, Brevard and Indian River Counties (4)Southeast includes Palm Beach, Broward and Miami-Dade Counties; Demographic data only available for 2014 (1)Pro forma as of 9/30/2015 adjusted for pending acquisition of CNLBancshares

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 2.0% 0.9% 0.50% 1.00% 1.50% 2.00% Valley’s 3Q 2015 Highlights 3Q Highlights Year Over Year Loan Growth(1) • Net income of $36.0 million or $0.15 per diluted common share • Announced Branch Efficiency & Cost Reduction Plans to reduce annual operating expense $18 million by end of 2017 • Reported a prepayment of $795 million of high cost borrowings in October 2015 • Non-covered linked quarter loan growth of $552.3 million or 15.4% on an annualized basis • Net interest margin decreased 13 bps quarter over quarter to 3.09% (approximately 10bps was associated with a decline in periodic income) • Non-interest income increased 3.6% to $20.9 million quarter over quarter • Recognized net recoveries on non-covered loan charge-offs totaling $1.7 million Dashboard 21% 41% 16% 29% 0% 10% 20% 30% 40% 50% Residential Mortgage Other Consumer Commercial & Industrial Commercial Real Estate Non-Performing Asset to Total Assets(2) 8 (1)Non-Covered Loans, year over year percent change (2)Excludes Purchase Credit Impaired Loans

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Expected Impact of Branch Efficiency Plan Cost Reduction Plan to Yield Added Efficiencies • Branch Efficiency Plan is anticipated to reduce annual operating expense by $4.5 million in 2016 and $10 million in 2017(1) • Will close a total of approximately 28 branches through the third quarter of 2016 (7 closed in the third quarter of 2015) • Continued evaluation of customer delivery channels, branch usage patterns, and other factors Net Reduction in Operating Expenses(1) Expense Discipline to Improve Efficiency Ratio(2) Branch Efficiency & Cost Reduction Plans • Cost Reduction Plan expected to save $5 million in pre-tax operating expenses in 2016 and $8 million in 2017 • Streamline various aspects of Valley’s business model, staff reductions and further utilization of technological enhancements $4.5 $10.0 $5.0 $8.0 FY 2016 FY 2017 Cost Reductions Branch Efficiency $9.5 million $18.0 million 67% 65% 60% 60% 56% 58% 60% 62% 64% 66% 68% Q3 2015 Q2 2016 Q4 2016 Q4 2017 9 (1)Operating expense presented on a pre-tax basis (2)Estimated efficiency ratio is total non-interest expense less amortization of tax credit investments divided by net interest income plus non-interest income ~ ~ ~ ~

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Prudently Managing Our Funding Sources Prepayment Replacement Borrowings ~$795 million Duration (months) ~24 ~12 Average Fixed Cost 3.78% 0.56% Annual Interest Expense $30.1 million $4.5 million High-Cost Borrowing Maturities through 2018* Borrowing Strategy • Prepaid $795 million of borrowings in October 2015 ($50.3 million pre-tax penalty to be recognized in Q4 2015) • Replace with approximately 1-year average duration borrowings • Expect only a moderate shift in overall interest rate sensitivity $275 $10 $505 2016 2017 2018 • Approximately $182 million of borrowings with an average cost of 4.69 percent mature between March and April 2016 • Continuing to evaluate remaining high cost borrowings maturing through 2018 for opportunity to enhance net interest income 10 *Figures displayed in millions, excludes $795 million of borrowings prepaid in October 2015

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Overview of Credit Trends 2003 – 2015 Average Net Charge-offs to Loans by Category 0.07% 0.47% 0.26% 0.06% 0.08% 0.42% 0.20% 0.34% 0.62% 1.69% 0.41% 0.47% 1.27% 0.57% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% CRE C&I C&D Residential Home Equity Consumer Total VLY Peers Source: SNL Financial data as of 10/30/2015 Peer group includes banks between $10 billion and $50 billion in assets 11

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp PCI Fair Value Adjustment & ALLL* PCI FVA & ALLL as Percent of Total Loans 1 0 4. 6 1 0 4 .3 1 0 4 .6 1 0 4 .9 1 0 6 .7 6 7 .6 1 0 5 .9 1 0 0 .0 9 1 .5 8 7 .3 50 60 70 80 90 100 110 120 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 Allowance for Credit Loss Fair Value Adjustment Millions Bancorp Regulatory Capital Ratios Capital Highlights Strong Capital Profile 0.86% 0.77% 0.77% 0.72% 0.71% 0.56% 0.79% 0.73% 0.63% 0.58% 0.00% 0.50% 1.00% 1.50% 2.00% 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 Allowance for Credit Loss Fair Value Adjustment 1 1 .4 4% 1 1 .4 2% 1 1 .3 5% 1 2 .6 2% 1 2 .4 3% 9 .5 8% 9 .7 3% 9 .4 5% 1 0 .0 7% 9 .9 3% 9 .4 5% 9 .3 1% 9 .1 8% 4% 6% 8% 10% 12% 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 Total RBC Tier 1 RBC CET1 • Regulatory capital ratios reflect strong capital position • Total RBC down 19 bps on solid loan growth • ALLL of $106.7 million and PCI Fair Value Adjustment of $87.3 million as of September 30, 2015 12 *Allowance for loan & lease losses (ALLL) figure includes the allowance for unfunded letters of credit Purchased credit impaired (PCI) loans; Fair value adjustment (FVA); Allocated by pool and cannot be utilized across pools

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Appendix

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Strong Addition to Franchise Financial Highlights 9/30/2015 Assets $1.3 Billion Loans $858 Million Deposits $1.1 Billion Tangible Common Equity $131 Million YTD ROAA 0.63% YTD NIM 3.27% NPAs / Total Assets 2.65% YTD Loan Growth (Annualized) 8.2% Tangible Book Value per Common Share (period end) $4.78 • Founded in 1999 • Headquartered in Orlando, FL • Currently the 16th largest community bank headquartered in Florida by total deposits • 16 branches focused in five of the six largest MSAs in the state (Orlando, Miami-Fort Lauderdale-West Palm Beach, Cape Coral- Fort Myers, Naples, Jacksonville and Bradenton) • Enviable core deposit franchise with 39% non-interest bearing deposits • Experienced management team/ market leaders with solid reputation 14

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Asset & Loan Composition Non-Covered Loans 76% Securities 12% Covered Loans 1% (2) Cash 1% Intangible Assets 3% Other Assets (1) 7% Commercial Real Estate 46% Residential Mortgages 20% Commercial Loans 16% Auto Loans 8% Other Consumer 6% Construction Loans 4% Total Assets $19.6 Billion Non-Covered Loans (Gross) $14.9 Billion (1) Other Assets includes bank owned branch locations carried at a cost estimated by management to be less than the current market value. (2) Loans subject to loss sharing agreements with the FDIC. 15 As of 9/30/2015

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Total Commercial Real Estate - $7.0 Billion (Includes both Covered and Non-Covered Loans) 15% 14% 13% 12% 11% 5% 4% 4% 2% 1% 19% -Average LTV based on current balances and most recent appraised value. -The total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. -The chart above does not include $497 Million in Construction loans. Construction composition displayed separately in presentation. *The average LTV columns do not include 1st United CRE portfolio collateral values. Commercial Real Estate Diversified Portfolio 16 Primary Property Type $ Amount (Millions) % of Total Avg 2011 2Q Avg LTV* LTV* Retail 1,348 19% 52% 50% Apartments 1,075 15% 61% N/A Mixed Use 946 14% 53% 45% Co-op Mortgages 885 13% 11% N/A Industrial 856 12% 52% 52% Office 776 11% 50% 53% Healthcare 307 5% 58% 61% Specialty 298 4% 46% 50% Other 249 4% 39% 40% Residential 160 2% 50% 49% Land Loans 81 1% 59% 67% Total $6,981 100% 48% As of September 30, 2015

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Total Retail Property Types - $1.3 Billion 31% 25% 20% 8% 8% 4% 2% 2% -Average LTV based on current balances and most recent appraised value -The chart above excludes construction loans. -Construction composition displayed separately in presentation -*The average LTV’s does not include 1st United CRE portfolio collateral values. Retail Composition Commercial Real Estate 17 As of September 30, 2015 Retail Property Type % of Avg 2011 2Q Avg LTV* Total LTV* Single Tenant 31% 55% 51% Multi-Tenanted - Anchor 25% 55% 52% Multi-Tenanted – No Anchor 20% 55% 53% Auto Dealership 8% 49% 49% Other 8% N/A N/A Food Establishments 4% 54% 54% Entertainment Facilities 2% 49% 45% Auto Servicing 2% 50% 51%

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 26% 26% 16% 14% 9% 5% 3% 1% Composition Construction Loan Total Construction Loans - $497 Million -Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. 18 As of September 30, 2015 Primary Property Type $ Amount (Millions) % of Total 2011 % of Total Residential 128 26% 39% Apartments 127 26% 9% Mixed Use 80 16% 11% Land Loans 71 14% 15% Retail 44 9% 11% Healthcare 27 5% 1% Other 16 3% 11% Specialty 4 1% 3% Total $497 100%

© 2015 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. For More Information Log onto our web site: www.valleynationalbank.com E-mail requests to: tscortes@valleynationalbank.com Call Shareholder Relations at: (973) 305-3380 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Tina Cortes, Shareholder Relations Specialist Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC 19